Exhibit 10.28

2009 AMENDMENT AND RESTATEMENT

OF THE

SEMPRA ENERGY
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Table of Contents

Section 1  Definitions

Section 2  Eligibility For Benefits

2.1  Participation

2.2  Supplemental Retirement Benefit

2.3  Spouse’s Supplemental Retirement Benefit

2.4  Spouse’s Death Benefit

2.5  Supplemental Disability Benefit

2.6  Supplemental Disability Benefit

Section 3  Retirement Benefits

3.1  Amount of Supplemental Retirement Benefit

3.2  Amount of Spouse’s Supplemental Retirement Benefit

3.3  Adjustments

3.4  Payment

3.5  Conformance of Time and Form of Payment

under the Cash Balance Restoration Plan

3.6  Conformance of Time and Form of Payment

of the Cash Balance Restoration Benefit

Section 4 Cash Balance Restoration Benefits

4.1  Cash Balance Restoration Benefit

4.2  Amount of Cash Balance Restoration Benefit

4.3  Payment of Benefits

Section 5  Supplemental Preretirement Spouse’s Death Benefits

5.1  Benefit

5.2  Form of Benefit

Section 6  Supplemental Disability Benefits

6.1  Amount

6.2  Payment

Section 7  Administration

7.1  Authority of Committee

7.2  Calculation of Benefits

Section 8  Miscellaneous

8.1  Amendment, Termination or Removal of Participant

8.2  No Employment Right

8.3  Funding

8.4  Allocation of Costs

Section 9  Benefits Deferred under Deferred Compensation Plan

Section 10  Section 409A of the Code

Section 11  Claims Procedure

11.1           Claim

11.2           Claim Decision

11.3           Request for Review

11.4           Review of Decision

Section 12  Miscellaneous

12.1           Unsecured General Creditor

12.2           Restriction Against Assignment

12.3           Withholding

12.4           Governing Law

12.5           Receipt of Release

12.6           Payment on Behalf of Persons Under Incapacity

12.7           Notice

12.8           Errors and Misstatements

12.9           Pronouns and Plurality

12.10           Severability

12.11           Headings

Appendix A                      Early Retirement Reduction Factor

Appendix B                      Grandfather Benefit

This Supplemental Executive Retirement Plan provides retirement income, disability income and death benefits to key executives and their spouses under specified circumstances.

Except as provided in Appendix B, and except as to key executives who retired before July 1, 1998, this Plan shall amend, restate and supercede the Prior Plan.

The Plan was amended and restated effective as of December 5, 2005.

The Plan was amended and restated in its entirety effective as of  December 31, 2008, except as otherwise provided in such amendment and restatement.  Such amendment and restatement of the Plan was intended to comply with the requirements of Sections 409A(a)(2), (3) and (4) of the Code (as defined below) and the Treasury Regulations thereunder.  The elections and amendments pursuant to such amendment and restatement made in accordance with the transitional relief under Internal Revenue Service Notice 2005-1, the Proposed Regulations under Section 409A of the Code and Internal Revenue Service Notices 2006-79 and 2007-86 shall be effective for the relevant periods on or before December 31, 2008.

The Plan is hereby amended and restated effective as of July 1, 2009.  This amendment and restatement of the Plan provides that, effective as of July 1, 2009 (or, in the case of a Participant who becomes a Participant after July 1, 2009, effective as of such Participant’s commencement of participation in this Plan), such Participant’s Cash Balance Restoration Plan Benefit (if any) shall cease to be provided under the Cash Balance Restoration Plan and shall be transferred to and provided under this Plan.  In the event that a Participant’s Cash Balance Restoration Plan Benefit (if any) is transferred to this Plan, such Cash Balance Restoration Plan Benefit shall be paid under this Plan at the time and in the form of payment provided for such Cash Balance Restoration Plan Benefit under the Cash Balance Restoration Plan, as determined immediately prior to the transfer of the Cash Balance Restoration Plan Benefit to this Plan (subject to the terms and conditions of this Plan).

SECTION 1

DEFINITIONS

1.1
“Actuarial Equivalent” means equivalent value when computed using the applicable mortality table promulgated by the IRS under Code Section 417(e)(3) as in effect on the first day of the Plan Year and the applicable interest rate promulgated by the IRS under Code Section 417(e)(3) for the November preceding the first day of the Plan Year.

1.2
“Average Bonus” means the average of the three highest annual incentive awards earned by a Participant under the Executive Incentive Plan during the Participant's last ten years of Service, determined an follows:

(a)	Annual incentive awards shall be counted whether or not deferred under the Deferred Compensation Plan.

(b)
If a Participant was designated as a participant in the Executive Incentive Plan for a year, but earned no annual incentive award during that year, the award will be counted as zero, and if the Participant did not earn three annual incentive awards during the other years during the last ten years of Service, the zero amount will be used to attain the average of the three highest annual incentive awards.

(c)
If the Participant was not designated as a participant in the Executive Incentive Plan for three full years of the last ten years of Service, the average shall be based on the number of full years the Participant was designated as a participant in the Executive Incentive Plan during the last ten years of Service.

(d)
As to a Participant in the Executive Incentive Plan who did not earn annual incentive awards during the last ten years of Service solely due to a disability which qualified him for a Basic Disability Plan Benefit, a Supplemental Disability Benefit or both, the applicable ten year period will be extended backwards for each year of such occurrence.

(e)	Prorated annual incentive awards earned under the Executive Incentive Plan will not be used in determining the average.

1.3
“Average Earnings” means the average Earnings of the highest two years of Service in the last ten years while a Participant was not receiving a Basic Disability Plan Benefit, a Supplemental Disability Benefit or both.

1.4	“Basic Disability Plan” means a disability plan maintained by Sempra Energy or a subsidiary which provides coverage for most full time employees of the plan sponsor.

1.5	“Basic Disability Plan Benefit” means the annual amount of benefit payable from the Basic Disability Plan to a Participant.

1.6	“Basic Pension Plan” means the Sempra Energy Cash Balance Plan, and where applicable by the context, the pension plan of a subsidiary of Sempra Energy.

1.7
“Basic Pension Plan Benefit” means the annual amount of benefit payable from the Basic Pension Plan to a Participant on his Retirement Date in the form of a straight life annuity without a cost-of-living feature unless one is provided under the Basic Pension Plan.

1.8
“Cash Balance Restoration Benefit” means the benefit payable to a Participant under Section 2.4 of this Plan in the form of a straight life annuity without a cost of living adjustment feature unless one is provided under Section 4 (or in such other form of payment as is prescribed under Section 4).  A Participant’s Cash Balance Restoration Benefit shall be comprised of such Participant’s Pre-Section 409A Cash Balance Restoration Benefit (if any), and such Participant’s Post-Section 409A Cash Balance Restoration Benefit (if any).

1.9
“Cash Balance Restoration Plan” means the Sempra Energy Cash Balance Restoration Plan, or any other supplemental pension plan of any Employer providing essentially the same benefits for one or more Participants.

1.10
“Cash Balance Restoration Plan Benefit” means the benefit payable from the Cash Balance Restoration Plan to a Participant in the form of a straight life annuity without a cost of living adjustment feature unless one is provided under the Cash Balance Restoration Plan (or in such other form of payment as is prescribed under the Cash Balance Restoration Plan).

1.11	“Cash Balance Restoration Benefit Retirement Date” means the Participant’s “Retirement Date,” as defined in the Basic Pension Plan.

1.12	“Cash Balance Restoration Benefit Termination” means the Participant’s “Termination,” as defined in the Basic Pension Plan.

1.13	“Committee” means the Compensation Committee of the Company's Board of Directors.

1.14           “Company” means Sempra Energy.

1.15
“Deferred Compensation Plan” means the Sempra Energy 2005 Deferred Compensation Plan (with respect to deferrals of compensation earned on or after January 1, 2005), and the Sempra Energy Deferred Compensation & Excess Savings Plan (with respect to deferrals of compensation earned on or before December 31, 2004).

1.16	“Earnings” means base compensation only including any deferral under the Sempra Energy Savings Plan and the Deferred Compensation Plan.

1.17
“Employer” means the Company and any of its subsidiaries (any corporation of which 50% or more of the issued and outstanding stock having ordinary voting rights is owned directly or indirectly by the Company or any other business entity or association of which 50% or more of the outstanding equity interest is so owned) which adopt this Plan.

1.18
“Employment” means employment by the Employer, including the period during which a Participant is receiving a Basic Disability Plan Benefit, and any additional period during which a Participant is receiving a Supplemental Disability Benefit under this Plan.

1.19	“Executive Incentive Plan” means the Sempra Energy Executive Incentive Plan, or such other Plan or Plans as may be designated by the Committee from time to time.

1.20	“Lump Sum Option” means the “Lump Sum Option,” as defined in the Basic Pension Plan.

1.21	“Participant” means an employee of the Employer designated to participate in this Plan as specified in Section 2.1.

1.22           “Plan” means this Supplemental Executive Retirement Plan.

1.23
“Pre-Section 409A Cash Balance Restoration Benefit” means the portion of a Participant’s Cash Balance Restoration Benefit, if any, to which the Participant had a legally binding right, and which was earned and vested, as of December 31, 2004, determined in accordance with Section 409A of the Internal Revenue Code and Treasury Regulation Section 1.409A-6.  Such Participant’s “Pre-Section 409A Cash Balance Restoration Benefit” shall be determined by the terms of the Cash Balance Restoration Plan and the Basic Pension Plan, as in effect as of October 3, 2004.

Such Participant’s “Pre-Section 409A Cash Balance Restoration Benefit” shall equal the present value of the amount to which such Participant would have been entitled under the Cash Balance Restoration Plan if such Participant voluntarily terminated services without cause on December 31, 2004, and received a payment of the benefits available from the Cash Balance Restoration Plan on the earliest possible date allowed under the Cash Balance Restoration Plan to receive a payment of benefits following the termination of services, and received the benefits in the form with maximum value.  Notwithstanding the foregoing, for any subsequent taxable year of such Participant, the “Pre-Section 409A Cash Balance Restoration Benefit” shall increase to equal the present value of the benefit such Participant actually becomes entitled to, in the form and at the time actually paid, determined under the terms of the Cash Balance Restoration Plan (including applicable limits under the Code), as in effect on October 3, 2004, without regard to any further services rendered by such Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than such Participant’s election with respect to the time or form of an available benefit).  Such present value shall be computed using the applicable actuarial assumptions and methods under the Basic Pension Plan to the extent in accordance with Treasury Regulation Section 1.409A-6(a)(3)(i), or such other reasonable actuarial assumptions and methods as are permitted under Treasury Regulation Section 1.409A-6(a)(3)(i).

1.24
“Pre-Section 409A Supplemental Retirement Benefit” means the portion of a Participant’s Supplemental Retirement Benefit, if any, to which the Participant had a legally binding right, and which was earned and vested, as of December 31, 2004, determined in accordance with Section 409A of the Internal Revenue Code and Treasury Regulation Section 1.409A-6.  Such Participant’s “Pre-Section 409A Supplemental Retirement Benefit” shall be determined by the terms of the Plan, the Cash Balance Restoration Plan and the Basic Pension Plan, as in effect as of October 3, 2004.

Such Participant’s “Pre-Section 409A Supplemental Retirement Benefit” shall equal the present value of the amount to which such Participant would have been entitled under the Plan if such Participant voluntarily terminated services without cause on December 31, 2004, and received a payment of the benefits available from the Plan on the earliest possible date allowed under the Plan to receive a payment of benefits following the termination of services, and received the benefits in the form with maximum value.  Notwithstanding the foregoing, for any subsequent taxable year of such Participant, the “Pre-Section 409A Supplemental Retirement Benefit” shall increase to equal the present value of the benefit such Participant actually becomes entitled to, in the form and at the time actually paid, determined under the terms of the Plan (including applicable limits under the Code), as in effect on October 3, 2004, without regard to any further services rendered by such Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than such Participant’s election with respect to the time or form of an available benefit).  Such present value shall be computed using the applicable actuarial assumptions and methods under the Basic Pension Plan to the extent in accordance with Treasury Regulation Section 1.409A-6(a)(3)(i), or such other reasonable actuarial assumptions and methods as are permitted under Treasury Regulation Section 1.409A-6(a)(3)(i).

1.25
“Preretirement Spouse's Benefit” means, prior to a Participant’s Transfer Date, the benefit payable or paid under the Basic Pension Plan and Cash Balance Restoration Plan to a Surviving Spouse of a Participant who dies prior to Separation from Service and, on and after a Participant’s Transfer Date, the benefit payable or paid under the Basic Pension Plan and Section 4.3(e) to a Surviving Spouse of a Participant who dies prior to Separation from Service.

1.26	“Post-Section 409A Cash Balance Restoration Benefit” means a Participant’s Cash Balance Restoration Benefit, less such Participant’s Pre-Section 409A Cash Balance Restoration Benefit (if any).

1.27	“Post-Section 409A Supplemental Retirement Benefit” means a Participant’s Supplemental Retirement Benefit, less such Participant’s Pre-Section 409A Supplemental Retirement Benefit (if any).

1.28	“Prior Plan” shall mean the Pacific Enterprises Supplemental Retirement and Survivor Plan and the San Diego Gas and Electric Supplemental Executive Retirement Plan.

1.29	“Retirement” means the termination of such Participant's Employment with the Employer after five years of Service on or after the Participant attains age 55.

1.30	“Retirement Date” means the first day of the month following a Participant's Retirement.

1.31
“Separation from Service” with respect to a Participant (or another Service Provider) means the Participant’s (or such Service Provider’s) “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h).

1.32	“Service” means a Participant's credited service which would be used to compute retirement benefits under the Basic Pension Plan.

1.33	“Service Provider” means a Participant or any other “service provider,” as defined in Treasury Regulation Section 1.409A-1(f).

1.34
“Service Recipient,” with respect to a Participant, means the Company and all persons considered part of the “service recipient,” as defined in Treasury Regulation Section 1.409A-1(g), as determined from time to time.  As provided in Treasury Regulation Section 1.409A-1(g), the “Service Recipient” shall mean the person for whom the services are performed and with respect to whom the legally binding right to compensation arises, and all persons with whom such person would be considered a single employer under Section 414(b) or 414(c) of the Code.

1.35	“Social Security Benefit” means the annual Primary Insurance Amount estimated to be payable to the Participant at age 65 under the Federal Social Security Act in effect at the time of the event.

1.36
“Specified Employee” means a Service Provider who, as of the date of the Service Provider’s Separation from Service, is a “Key Employee” of the Service Recipient any stock of which is publicly traded on an established securities market or otherwise.  For purposes of this definition, a Service Provider is a “Key Employee” if the Service Provider meets the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code (applied in accordance with the Treasury Regulations thereunder and disregarding Section 416(i)(5) of the Code) at any time during the Testing Year.  If a Service Provider is a “Key Employee” (as defined above) as of a Specified Employee Identification Date, the Service Provider shall be treated as “Key Employee” for the entire twelve (12) month period beginning on the Specified Employee Effective Date.  For purposes of this definition, a Service Provider’s compensation for a Testing Year shall mean such Service Provider’s compensation, as determined under Treasury Regulation Section 1.415(c)-2(a) (and applied as if the Service Recipient were not using any safe harbor provided in Treasury Regulation Section 1.415(c)-2(d), were not using any of the elective special timing rules provided in Treasury Regulation Section 1.415(c)-2(e), and were not using any of the elective special rules provided in Treasury Regulation Section 1.415(c)-2(g)), from the Service Recipient for such Testing Year.  The “Specified Employees” shall be determined in accordance with Section 409A(a)(2)(B)(i) of the Code and Treasury Regulation Section 1.409A-1(i).

1.37
“Specified Employee Effective Date” means the first day of the fourth month following the Specified Employee Identification Date.  The Specified Employee Effective Date may be changed by the Company, in its discretion, in accordance with Treasury Regulation Section 1.409A-1(i)(4).

1.38
“Specified Employee Identification Date”, for purposes of Treasury Regulation Section 1.409A-1(i)(3), means December 31.  The “Specified Employee Identification Date” shall apply to all “nonqualified deferred compensation plans” (as defined in Treasury Regulation Section 1.409A-1(a)) of the Service Recipient and all affected Service Providers.  The “Specified Employee Identification Date” may be changed by Sempra Energy, in its discretion, in accordance with Treasury Regulation Section 1.409A-1(i)(3).

1.39	“Spouse’s Death Benefit” means the benefit payable to the Surviving Spouse of a Participant under Section 5 of this Plan.

1.40
“Spouse's Supplemental Retirement Benefit” means the benefit payable to the Surviving Spouse of a Participant under Section 2.3 of this Plan after the Participant has died on or after his Retirement Date.

1.41	“Supplemental Disability Benefit” means the benefit payable to a disabled Participant under Section 2.6 of this Plan.

1.42
“Supplemental Retirement Benefit” means the benefit payable to a Participant under Section 2.2 of this Plan.  A Participant’s Supplemental Retirement Benefit shall be comprised of such Participant’s Pre-Section 409A Supplemental Retirement Benefit (if any) and such Participant’s Post-Section 409A Supplemental Retirement Benefit (if any).

1.43
“Surviving Spouse” means in the case of a Spouse's Death Benefit, a spouse married to the Participant for at least the one-year period ending on the Participant's date of death, and means in the case of a Spouse's Supplemental Retirement Benefit, a spouse who is married to the Participant for at least the one-year period ending on the Participant's Retirement Date and who is still married to the Participant on the date of the Participant's death.  Surviving Spouse also means a Spousal Equivalent as defined by the Company (subject to the one-year requirements) under the Company Medical Plan.

1.44	“Testing Year” means the twelve (12) month period ending on the Specified Employee Identification Date, as determined from time to time.

1.45	“Transfer Date” with respect to a Participant means July 1, 2009 or, if later, the date on which a Participant becomes a Participant in this Plan.

1.46	“Vesting Factor” means the following for a Participant who qualifies for Retirement under paragraph 1.29.

Vesting Schedule

	AGE
		55	56	57	58	59	60 or older
YEARS OF SERVICE	5	50%	60%	70%	80%	90%	100%
	6	55%	60%	70%	80%	90%	100%
	7	60%	65%	70%	80%	90%	100%
	8	65%	70%	75%	80%	90%	100%
	9	70%	75%	80%	85%	90%	100%
	10	75%	80%	85%	90%	95%	100%
	11	80%	85%	90%	95%	100%	100%
	12	85%	90%	95%	100%	100%	100%
	13	90%	95%	100%	100%	100%	100%
	14	95%	100%	100%	100%	100%	100%
	15 or more	100%	100%	100%	100%	100%	100%

Based on attained age and completed years of service.

1.47
“Voluntary Disability Insurance Program” means the program offered by Sempra Energy under which certain employees of Sempra Energy or a subsidiary may purchase supplemental long term disability insurance coverage, such supplemental coverage shall be voluntary and the cost of such coverage shall be paid by the employee.

1.48
“Voluntary Disability Benefit” means the annual amount of benefit payable from the supplemental long term disability insurance coverage (if any) purchased by a Participant under the Voluntary Disability Insurance Program and maintained by such Participant.

The masculine pronoun whenever used shall include the feminine pronoun, and the singular shall include the plural where the context requires it.

SECTION 2

ELIGIBILITY FOR BENEFITS

2.1           Participation

Executive Officers of the Company as designated shall be eligible to participate in this Plan.  The Committee may designate additional officers and key employees of the Employer who shall participate in this Plan and the effective date of such participation, subject to agreement by the Board of Directors of the executive's Employer (if not the Company) that such executive participate and that such Employer pay the costs of this Plan for the executive and his Surviving Spouse.

2.2           Supplemental Retirement Benefit

Each Participant is eligible to retire and receive a benefit under this Plan as specified in Sections 3.1 and 3.4 beginning on his Retirement Date.  No Supplemental Retirement Benefit will be paid to a Participant who leaves Employment prior to attaining age 55 or completing five years of Service, except as provided under other agreements.

2.3           Spouse's Supplemental Retirement Benefit

The Surviving Spouse of a Participant who dies on or after his Retirement Date who did not receive a lump sum payment is eligible for a Spouse's Supplemental Retirement Benefit in accordance with Sections 3.2 and 3.4.

2.4           Cash Balance Restoration Benefit

Each Participant is eligible to receive a benefit under this Plan as specified in Section 4 on and after his Transfer Date.

2.5           Spouse's Death Benefit

The Surviving Spouse of a Participant who dies in Employment is eligible for a Spouse's Death Benefit as specified in Sections 5.1 and 5.2 in the form of a lump sum benefit.  There is no cost to the Participant for this benefit.  If a Participant dies during Employment without an eligible Surviving Spouse, no Spouse's Death Benefit is payable under this Plan.

2.6           Supplemental Disability Benefit

A Participant who becomes disabled may be eligible to receive a Supplemental Disability Benefit  as specified in Section 6.

SECTION 3

RETIREMENT BENEFITS

3.1           Amount of Supplemental Retirement Benefit

The Supplemental Retirement Benefit payable to a Participant shall be determined as of his Retirement Date and shall equal to (a) minus (b) with the resultant product multiplied by the Participant’s Vesting Factor and then the resultant product multiplied by the early retirement reduction (pursuant to Appendix A) for Retirement Dates which precede attainment of 62 years of age.

(a)
is a lump sum using the actuarial and mortality assumptions in the Basic Pension Plan based upon the single annuity value of the annual annuity with the annual annuity determined as follows: the sum of the following percent of the total of the Participant's Average Earnings and Average Bonus

(i)	1/3% for each month of Service through 120 (40% for 10 years of Service), plus

(ii)	1/6% for each month of Service in excess of 120, through 240 (60% for 20 years of Service), plus

(iii)	1/48% for each month of Service in excess of 240 (65% for 40 years of Service).

(b)	is a lump sum using the actuarial and mortality assumptions in the Basic Pension Plan based on the single annuity value of the annual annuity with the annual annuity determined as the sum of

(i)           his Basic Pension Plan Benefit, plus

(ii)	(A)
on and after such Participant’s Transfer Date, his Cash Balance Restoration Benefit in an annual amount of benefit payable to such Participant on his Retirement Date or the date of his Separation from Service, as applicable, in the form of a straight life annuity without a cost of living adjustment feature unless one is provided under Section 4, or the annual amount of benefit that would have been payable under Section 4 to such Participant on his Retirement Date or the date of his Separation from Service, as applicable, at such time and in such form, if Section 4 provided for such time and form of payment to the Participant, or

(B)
prior to such Participant’s Transfer Date, his Cash Balance Restoration Plan Benefit in an annual amount of benefit payable to such Participant on his Retirement Date or the date of his Separation from Service, as applicable, in the form of a straight life annuity without a cost of living adjustment feature unless one is provided under the Cash Balance Restoration Plan, or the annual amount of benefit that would have been payable under the Cash Balance Restoration Plan to such Participant on his Retirement Date or the date of his Separation from Service, as applicable, at such time and in such form, if the Cash Balance Restoration Plan provided for such time and form of payment to the Participant;

provided, however, that, if a Participant’s Retirement Date occurs on a different date than the date the Participant commences receipt of benefits under the Basic Pension Plan, paragraph (i) shall be calculated based on the benefits the Participant would have received if the Participant had commenced receipt of benefits under the Basic Pension Plan on the Participant’s Retirement Date.

If (a) minus (b) results in zero or less, then no Supplemental Retirement Benefit is payable.

(c)
The Participant’s Pre-Section 409A Supplemental Retirement Benefit (if any) shall be payable as of such Participant’s Retirement Date, and the Participant’s Post-Section 409A Supplemental Retirement Benefit shall be payable upon such Participant’s Separation from Service, in accordance with Section 3.4.  Except as provided in paragraph (i) or (ii) below, the Participant’s Supplemental Retirement Benefit shall be paid in a lump sum.

(i)	(A)
The Participant may elect to receive the Pre-Section 409A Supplemental Retirement Benefit, payable on his behalf, paid in an actuarially equivalent annuity, provided the Participant elects the annuity one year prior to Retirement.  The initial election of benefit form shall be made at the time of commencement of participation, or as soon thereafter as is reasonably practicable.

(B)
Notwithstanding the foregoing, in no event shall a distribution option be available or apply to a Participant’s Pre-Section 409A Supplemental Retirement Benefit if such distribution option would result in a material modification of the Participant’s Pre-Section 409A Supplemental Retirement Benefit, as determined under Section 409A of the Code and Treasury Regulation Section 1.409A-6.

(ii)	Prior to a Participant’s Transfer Date:

(A)
the payment of the Participant’s Post-Section 409A Supplemental Retirement Benefit shall be made or commence on the date of the payment or commencement of such Participant’s “Post-Section 409A Benefit” (as defined in the Cash Balance Restoration Plan) under the Cash Balance Restoration Plan, and the form of payment of the Participant’s Post-Section 409A Supplemental Retirement Benefit shall be the same as the form of payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan, as determined in subparagraph (B).  In the event that the payment of the Participant’s Post-Section 409A Supplemental Retirement Benefit is in the form of an annuity, such annuity shall be actuarially equivalent to the Participant’s Post-Section 409A Supplemental Retirement Benefit.

(B)
The payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan shall be in a lump sum upon the Participant’s Separation from Service, unless the Participant elects to receive an optional annuity form of payment under the Cash Balance Restoration Plan.

(I)
In the case of a Participant who first became an “Eligible Employee” in the Cash Balance Restoration Plan on or before December 31, 2005, the Participant may elect, in writing, payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan commencing upon the Participant’s Separation from Service under any of the following annuity options:  (x) a straight life annuity, (y) a joint and 50% survivor annuity, and (z) a joint and 100% survivor annuity.  The election will be subject to approval of the Company's Senior Human Resources Officer, in his or her discretion, and, if approved, will become effective and  irrevocable on the date of such approval (except as provided in the Cash Balance Restoration Plan).

(II)
Such a Participant’s election under the Cash Balance Restoration Plan may be made with respect to such Participant’s “Post-Section 409A Benefit” on or after January 1, 2006 and on or before December 31, 2008 in accordance with the transitional relief under Section 409A of the Internal Revenue Code and Internal Revenue Service Notices 2006-79 and 2007-86; provided, however, that such Participant’s election made in 2006 shall only apply with respect to payments that would not otherwise be payable in 2006, and shall not cause payments to be made in 2006 that would not otherwise be payable in 2006; and, provided, further, that such Participant’s election made in 2007 shall apply only with respect to payments that would not otherwise be payable in 2007 and shall not cause payments to be made in 2007 that would not otherwise be payable in 2007; and, provided, further, that such Participant’s election made in 2008 shall apply only with respect to payments that would not otherwise be payable in 2008 and shall not cause payments to be made in 2008 that would not otherwise be payable in 2008.  A Participant’s election under this clause (II) shall be considered made when the election becomes irrevocable.  No such payment election may be made by such Participant unless such election becomes irrevocable on or prior to December 31, 2008.

(III)
The joint and survivor annuity is only available under clause (I)(y) or (z) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Pension Plan as part of the Participant’s election. If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(IV)
Except as provided in subsection (C), such Participant may not change the form and time of payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan after December 31, 2008.

(v)
A lump sum payment of a Participant’s Post-Section 409A Supplemental Retirement Benefit under this subparagraph (A) shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service.  If an annuity payment is elected, for purposes of the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this subparagraph (A), such Post-Section 409A Supplemental Retirement Benefit shall be paid monthly, beginning on the last day of the month of the Participant’s Separation from Service and will continue to be paid monthly during the life of the Participant and the life of the Participant’s beneficiary, if any (if such beneficiary survives the Participant).  In all cases, the monthly benefit shall equal the annual benefit divided by 12.

(C)	(I)
In the event that such Participant elects to change the form of the payment of such Participant’s “Post-Section 409A Benefit” (as defined in the Cash Balance Restoration Plan) under the Cash Balance Restoration Plan, such Participant shall be deemed to have elected to change the form of the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit to the form of the payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan.  The Participant’s election shall be subject to clauses (II), (III), (IV), (V), (VI) and (VII).  Except as provided in clauses (VI), the Participant’s election under this clause (I) shall be irrevocable.

(II)	The Participant’s election under clause (I) must be made prior to the Participant’s Separation from Service.

(III)
If the Participant’s form of payment, as in effect at the time of election under clause (I), is an annuity, such Participant’s election of an alternative annuity form of payment shall be effective immediately and clause (V) shall not apply to such Participant’s election; provided, that the alternative annuity form of payment elected by the Participant is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(IV)
Except as provided in clause (III), the Participant’s election under clause (I) shall not take effect until 12 months after his election is made in accordance with Treasury Regulation Section 1.409A-2(b)(1)(i).  If the Participant has a Separation from Service before the election under clause (I) becomes effective, the election under clause (I) shall terminate and the Participant’s Post-Section 409A Supplemental Retirement Benefit shall be paid in the form of payment as in effect at the time of the election under clause (I).

(V)
Except as provided in clause (III), in the event the Participant’s election under clause (I) becomes effective, the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under the option shall be deferred for a period of five years from the date such payment would otherwise have been paid (or, in the case of a life annuity treated as a single payment, five years from the date the first amount was scheduled to be paid), in accordance with Treasury Regulation Section 1.409A-2(b)(1)(ii).

(VI)
In the event that the form of payment of such Participant’s “Post-Section 409A Benefit” (as defined in the Cash Balance Restoration Plan) under the Cash Balance Restoration Plan is an annuity, and such Participant elects to change the form of payment of such Participant’s “Post-Section 409A Benefit” to another annuity option, the Participant shall be deemed to have elected to change the annuity option elected under clause (I) to the annuity option of the payment of such Participant’s “Post-Section 409A Benefit” and such election shall become effective immediately, provided, that such change is made prior to the commencement of the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this Plan; and, provided, further, that the annuity form of payment is actuarially equivalent to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(VII)	Any change in a Participant’s form of payment under this subparagraph (B) shall be made in accordance with Treasury Regulation Section 1.409A-2(b).

(D)	On and after a Participant’s Transfer Date, the payment of the Participant’s Post-Section 409A Supplemental Retirement Benefit shall be made in accordance with Section 3.6.

(d)	Conformance with Treasury Regulations

The benefits payable under this Section 3.1 are determined as an amount offset by the benefits provided under the Basic Pension Plan.  The benefits payable under this Plan shall be determined in a manner consistent with Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5) (relating to nonqualified deferred compensation plans linked to qualified employer plans).  Any amendment of the Basic Pension Plan shall be taken into account under this Plan only to the extent permitted under Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5).  Any reference to the interest and mortality factors (or actuarial methods and assumptions) specified in the Basic Pension Plan shall mean the applicable interest and mortality factors (or actuarial methods or assumptions) specified under the terms of the Basic Pension Plan, determined based on the terms in effect on December 31, 2008.

3.2	Amount of Spouse's Supplemental Retirement Benefit

The annual Spouse's Supplemental Retirement Benefit payable to a Surviving Spouse of a Participant who did not receive a lump sum payment is equal to 50% of the Participant's Supplemental Retirement Benefit as determined in accordance with in Section 3.1(a) without the reduction in 3.1(b) but adjusted by the Vesting Factor and the early retirement reduction pursuant to appendix A.  The Spouse’s Supplemental Retirement Benefit shall be paid monthly, beginning on the last day of the month next following the month in which the death of the Participant occurs and will continue to be paid monthly during the life of the Surviving Spouse.

3.3           Adjustments

The annual Supplemental Retirement Benefit or the annual Spouse's Supplemental Retirement Benefit will not be decreased or increased on account of any increase or decrease in the Basic Pension Plan Benefit, Cash Balance Restoration Plan Benefit, or Social Security Benefit occurring after a Participant's Retirement Date or death.

3.4           Payment

(a)
Subject to subsections (b), (c) and (d), a Participant’s Pre-Section 409A Supplemental Retirement Benefit will be paid as soon after the Participant's Retirement Date as is reasonably practicable, and a Participant’s Post-Section 409A Supplemental Retirement Benefit will be paid or commence upon such Participant’s Separation from Service (or such other commencement date as is determined under Section 3.1).  If an annuity payment is elected pursuant to Section 3.1, for purposes of the payment of such Participant’s Pre-Section 409A Supplemental Retirement Benefit, such Pre-Section 409A Supplemental Retirement Benefit will be paid monthly, beginning on the last day of the month of the Participant's Retirement Date and will continue to be paid monthly during the life of the Participant, the last payment to be made to the Participant’s spouse or, if none, to the Participant’s estate, on the last day of the month in which the death of the Participant occurs.  If an annuity payment is elected pursuant to Section 3.1, for purposes of the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit, such Post-Section 409A Supplemental Retirement Benefit will be paid monthly, beginning on the last day of the month of the Participant's Separation from Service (or such other commencement date as is determined under Section 3.1) and will continue to be paid monthly during the life of the Participant, the last payment to be made to the Participant’s spouse or, if none, to the Participant’s estate, on the last day of the month in which the death of the Participant occurs.  If the Participant’s designated beneficiary is the Participant’s Surviving Spouse, the Surviving Spouse will receive the Spouse's Supplemental Retirement Benefit, which will be paid monthly, and will commence on the last day of the month following the month in which the Participant dies and will continue during the life of the Surviving Spouse.  If the Participant’s designated beneficiary is not the Participant’s Surviving Spouse, and the designated beneficiary survives the Participant, the designated beneficiary will receive the survivor benefit under the annuity elected by the Participant, which will be paid monthly, and will commence on the last day of the month following the month in which the Participant does and will continue during the life of the designated beneficiary.  In all cases, the monthly benefit shall equal the annual benefit divided by 12.

(b)
A Participant’s Pre-Section 409A Supplemental Retirement Benefit shall be paid in accordance with Section 3.1(c)(i) and a Participant’s Post-Section 409A Supplemental Retirement Benefit shall be paid in accordance with Section 3.1(c)(ii).

(c)
Notwithstanding the foregoing, in the case of a Participant who is a Specified Employee on the date of such Participant’s Separation from Service, the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit to such Participant shall not be made before the date which is six months after the date of such Participant’s Separation from Service (or, if earlier, the date such Participant’s death) in accordance with Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.  Any payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit to which such Participant otherwise would have been entitled during the first six months following the date of such Participant’s Separation from Service shall be accumulated (with interest at the annual rate of interest on 30-year Treasury securities for the November next preceding the first day of the calendar year in which such Participant’s Separation from Service occurs) and paid on the first day of the seventh month following the date of such Participant’s Separation from Service (or, if earlier, the date of such Participant’s death) in accordance with Section 409A(a)(2)(B)(i) and the Treasury Regulations thereunder.

(d)
The time or schedule of payment of any payment of a Participant’s Post-Section 409A Supplemental Retirement Benefit under the Plan shall not be subject to acceleration, except as provided under Treasury Regulations promulgated in accordance with Section 409A(a)(3) of the Code.

3.5	Conformance of Time and Form of Payment under the Cash Balance Restoration Plan

Prior to a Participant’s Transfer Date:

(a)
The payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit to such Participant under this Plan shall be made or commence on the date of the payment or commencement of such Participant’s “Post-Section 409A Benefit” (as defined in the Cash Balance Restoration Plan) under the Cash Balance Restoration Plan, and the form of payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this Plan shall be the same as the form of payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan.

(b)
In the event that a Participant elects to change the form of the payment of such Participant’s “Post-Section 409A Benefit” (as defined in the Cash Balance Restoration Plan) under the Cash Balance Restoration Plan, such Participant shall be deemed to have elected to change the form of the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this Plan to the form of the payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan.  Any such election shall be subject to Section 3.1(c)(ii)(C) and the provisions of the Cash Balance Restoration Plan and, in any event, the time and form of payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this Plan shall be the same as the time and form of payment of such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan.

3.6	Conformance of Time and Form of Payment of Cash Balance Restoration Benefit

On and after a Participant’s Transfer Date:

(a)
The payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit to such Participant under this Plan shall be made or commence on the date of the payment or commencement of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan, and the form of payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this Plan shall be the same as the form of payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan.

(b)
In the event that a Participant elects to change the form of the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan, such Participant shall be deemed to have elected to change the form of the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this Plan to the form of the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan.  Any such election shall be subject to Section 4.3(b) or (d) and, in any event, the time and form of payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit under this Plan shall be the same as the time and form of payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan.

SECTION 4

CASH BALANCE RESTORATION BENEFITS

4.1           Cash Balance Restoration Benefit

(a)
The Cash Balance Restoration Benefit payable to a Participant shall be determined under Section 4.2.  The Participant’s Cash Balance Restoration Benefit serves two purposes.  First, the Cash Balance Restoration Benefit provides benefits for the Participant in excess of the limitations on benefits under the Basic Pension Plan imposed by Section 415 of the Code. The portion of the Plan providing these benefits is intended to be an "excess benefit plan" as defined in Section 3(36) of ERISA (as defined below). Second, the Cash Balance Restoration Benefit provides benefits for the Participant in excess of the limitations on benefits under the Basic Pension Plan imposed by Section 401(a) (17) of the Code.

(b)
Effective as of the Participant’s Transfer Date, a Participant’s Cash Balance Restoration Plan Benefit (determined immediately prior to the Participant’s Transfer Date) shall be transferred from the Cash Balance Restoration Plan to this Plan, and the Cash Balance Restoration Plan shall cease to provide such Cash Balance Restoration Plan Benefit to such Participant and this Plan shall thereafter provide the Cash Balance Restoration Benefit to such Participant in lieu thereof.  The transfer of such Participant’s Cash Balance Restoration Plan Benefit to this Plan shall be made in accordance with Section 409A of the Code and the Treasury Regulations thereunder and the time and form of payment of the Cash Balance Restoration Benefit under this Plan (determined as of such Participant’s Transfer Date) shall be the same as the time and form of payment of the Cash Balance Restoration Plan Benefit under the Cash Balance Restoration Plan (determined immediately prior to such Participant’s Transfer Date).

(c)
Effective as of the Participant’s Transfer Date, the Participant shall cease to be a participant in the Cash Balance Restoration Plan and no further benefits shall be paid to or in respect of such Participant under the Cash Balance Restoration Plan.  In no event shall the Participant be paid a Cash Balance Restoration Benefit under this Plan that duplicates any benefit paid under the Cash Balance Restoration Plan.

4.2      Amount of Cash Balance Restoration Benefits

The Cash Balance Restoration Benefit payable to a Participant shall be determined under subsections (a) and (b), based on such benefits payable in the form of a straight life annuity without a cost of living adjustment feature unless one is provided under the Basic Pension Plan.

(a)	415 Make-Up

The benefits payable under this subsection (a) to a Participant whose benefits under the Basic Pension Plan are limited by the provisions of Section 415 of the Code incorporated in the Basic Pension Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)
the benefits which would be paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Pension Plan, if the provisions of such Plan were administered without regard to the benefit limitations under Section 415 of the Code set forth in the Basic Pension Plan, over

(ii)	the benefits which are paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Pension Plan.

(b)      401(a) (17) Make-Up

The benefits payable under this subsection  (b) to a Participant whose benefits under the Basic Pension Plan are limited by the covered compensation limitations of Section 401(a)(17) of the Code incorporated in the Basic Pension Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)
the benefits which would be paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Pension Plan, and, if applicable, to the Participant, under subsection (a), if the provisions of such Plan were administered without regard to the covered compensation limitations under Section 401(a)(17) of the Code set forth in the Basic Pension Plan (and, with respect to covered compensation paid or payable in plan years beginning on or after January 1, 2007, with a maximum compensation limit for each plan year of Two Million Dollars ($2,000,000)), over

(ii)	the benefits which are paid to such Participant or on his behalf to his beneficiary(ies) under the Basic Pension Plan and, if applicable to the Participant, under subsection (a).

(c)	Conformance with Treasury Regulations

The benefits payable under subsections (a) and (b) are determined under the formula determining benefits under the Basic Pension Plan, and the benefits payable under subsections (a) and (b) are determined as an amount offset by the benefits provided under the Basic Pension Plan.  The benefits payable under Section 4.2 shall be determined in a manner consistent with Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5) (relating to nonqualified deferred compensation plans linked to qualified employer plans).  Any amendment of the Basic Pension Plan shall be taken into account under this Plan only to the extent permitted under Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5).  Any reference to the interest and mortality factors (or actuarial methods and assumptions) specified in the Basic Pension Plan shall mean the applicable interest and mortality factors (or actuarial methods or assumptions) specified under the terms of the Basic Pension Plan, determined based on the terms in effect on December 31, 2008.

4.3      Payment of Benefits

(a)	Distribution Options for Certain Participants

(i)
In the case of a Participant who is an eligible employee in the Cash Balance Restoration Plan and is a Participant under this Plan as of December 31, 2005, the payment of such Participant’s Cash Balance Restoration Benefit under this Plan shall be made in accordance with this subsection (a).

(ii)
Unless the Participant exercises the Lump Sump Option and receives a lump sum distribution from the Basic Pension Plan, the payment of such Participant’s Pre-Section 409A Cash Balance Restoration Benefit under this Plan shall be in the same payment form and at the same time as the payment of benefits to the Participant or on his behalf to his beneficiary(ies) under the Basic Pension Plan. In the event a Participant receives a lump sum distribution from the Basic Pension Plan, payment of such Participant’s Pre-Section 409A Cash Balance Restoration Benefit under this Plan will be made in the form of a straight life annuity. However, the Participant may request, in writing, payment of such Participant’s Pre-Section 409A Cash Balance Restoration Benefit under one of the following alternatives provided such request is filed with Sempra Energy  at least three months prior to his Cash Balance Restoration Benefit Retirement Date or Cash Balance Restoration Benefit Termination under the Basic Pension Plan:

(A)
The Participant may request payment of such Participant’s Pre-Section 409A Cash Balance Restoration Benefit under any of the other annuity options for which he is eligible under the Basic Pension Plan. The amount of such optional annuity benefit with respect to his or her Pre-Section 409A Cash Balance Restoration Benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the interest and mortality factors specified in the Basic Pension Plan. The request will be subject to approval of the Company's Senior Human Resources Officer and, if approved, will be irrevocable as long as the Participant receives a lump sum distribution from the Basic Pension Plan.

(B)
The Participant may request payment of such Participant’s Pre-Section 409A Cash Balance Restoration Benefit in a lump sum. The amount of the distribution with respect to his or her Pre-Section 409A Cash Balance Restoration Benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the actuarial factors specified in the Basic Pension Plan. In the event such a request is timely filed, the request shall be considered by the Senior Human Resources Officer who shall have the sole discretion, considering the best interests of the Company, to allow a lump sum distribution. The decision of the Senior Human Resources Officer shall be final. The Participant will be required to show good reason for receiving a lump sum distribution and, file the request at least three months prior to separation from service as a condition of having the request approved. If the lump sum pay out is approved, the lump sum form of pay out shall be irrevocable even if the Participant changes his election under the Basic Pension Plan.

The Participant’s beneficiary(ies) with respect to his or her Pre-Section 409A Cash Balance Restoration Benefit under this Plan shall be exactly the same as his beneficiary(ies) under the Basic Pension Plan unless he elects and receives a lump sum distribution from the Basic Pension Plan. In this event, the following provisions will apply if such Participant’s Pre-Section 409A Cash Balance Restoration Benefit under this Plan is paid in the form of a joint and survivor annuity.

The joint and survivor annuity is only available with respect to such Participant’s Pre-Section 409A Cash Balance Restoration Benefit if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Pension Plan. If the spouse, or beneficiary dies before the Participant’s Cash Balance Restoration Benefit Retirement Date under the Basic Pension Plan, the joint and survivor annuity with respect to such Participant’s Pre-Section 409A Cash Balance Restoration Benefit is canceled and the benefit is paid in the form of a straight life annuity.

(iii)
The payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan shall be made in the lump sum or annuity form of payment that applied to such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan (determined immediately prior to such Participant’s Transfer Date), and shall be made or commence upon the Participant’s Separation from Service, or such later payment or commencement date as applied to such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan (determined immediately prior to such Participant’s Transfer Date).  The amount of the Participant’s lump sum distribution with respect to his Post-Section 409A Cash Balance Restoration Benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the actuarial factors specified in the Basic Pension Plan.

(A)
In the event the Participant’s Cash Balance Restoration Benefit shall be made in an annuity form of payment, the payment of the Participant’s Post-Section 409A Cash Balance Restoration Benefit will be made under one of the following annuity options, whichever is applicable:  (I) a straight life annuity, (II) a joint and 50% survivor annuity, and (III) a joint and 100% survivor annuity.  The amount of such optional annuity benefit with respect to such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the interest and mortality factors specified in the Basic Pension Plan.

(B)
Except as provided in subsection (b), such Participant may not change the form and time of payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan on or after such Participant’s Transfer Date.

(iv)
A lump sum payment of a Participant’s Post-Section 409A Cash Balance Restoration Benefit under this subsection (a) shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service, or such later payment date as applied to such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan (determined immediately prior to such Participant’s Transfer Date).  If an annuity payment applies for purposes of the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this subsection (a), such Post-Section 409A Cash Balance Restoration Benefit shall be paid monthly, beginning on the last day of the month of the Participant’s Separation from Service, or such later commencement date as applied to such Participant’s “Post-Section 409A Benefit” under the Cash Balance Restoration Plan (determined immediately prior to such Participant’s Transfer Date) and shall continue to be paid monthly during the life of the Participant and the life of the Participant’s designated beneficiary, if any (if such beneficiary survives the Participant).  In all cases, the monthly benefit shall equal the annual benefit divided by 12.

(b)	Changes in Distribution Option for Certain Participants

A Participant described in subsection (a) may elect to change the form of the payment of such  Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan on or after the Participant’s Transfer Date, as follows:

(i)
The Participant may elect, in writing, to change the form of  payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit to any of the following options:  (A) a lump sum, (B) a straight life annuity, (C) a joint and 50% survivor annuity, and (D) a joint and 100% survivor annuity.  The amount of such optional benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the interest and mortality factors specified in the Basic Pension Plan.  The Participant’s election shall be subject to paragraphs (ii), (iii), (iv), (v), (vi) and (vii).  Except as provided in paragraph (vi), the Participant’s election under this paragraph (i) shall be irrevocable.  The joint and survivor annuity is only available under subparagraph (C) or (D) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Pension Plan as part of the Participant’s election.  If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity elected under this paragraph (i) is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(a)(2)(ii).

(ii)	The Participant’s election under paragraph (i) must be made prior to the Participant’s Separation from Service.

(iii)
If the Participant’s form of payment, as in effect at the time of election under paragraph (i), is an annuity, such Participant’s election under paragraph (i)(B), (C) or (D) (an election of an alternative annuity form of payment) shall be effective immediately and paragraph (v) shall not apply to such Participant’s election; provided, that the alternative annuity form of payment elected by the Participant is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(iv)
Except as provided in paragraph (iii), the Participant’s election under paragraph (i) shall not take effect until 12 months after his election is made, in accordance with Treasury Regulation Section 1.409A-2(b)(1)(i).  If the Participant has a Separation from Service before the election under paragraph (i) becomes effective, the election under paragraph (i) shall terminate and the Participant’s Post-Section 409A Cash Balance Restoration Benefit shall be paid in the form of payment as in effect at the time of the election under paragraph (i).

(v)
Except as provided in paragraph (iii), in the event the Participant’s election under paragraph (i) becomes effective, the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under the option shall be deferred for a period of five years from the date such payment would otherwise have been paid (or, in the case of a life annuity treated as a single payment, five years from the date the first amount was scheduled to be paid), in accordance with Treasury Regulation Section 1.409A-2(b)(1)(ii).

(vi)
The Participant may elect to change the annuity option elected under paragraph (i) to another annuity option specified under paragraph (i) and such election shall become effective immediately, provided, that such change is made prior to the commencement of the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan; and, provided, further, that the annuity form of payment is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(vii)	Any change in a Participant’s form of payment under this subsection (b) shall be made in accordance with Treasury Regulation Section 1.409A-2(b).

(c)	Distribution Options for other Participants

Except as provided in subsection (a) or paragraph (iv), the payment of a Participant’s Cash Balance Restoration Benefit under this Plan shall be made in the lump sum or annuity form of payment that applied to such Participant’s Cash Balance Restoration Plan Benefit (determined immediately prior to such Participant’s Transfer Date), and shall be made or commence upon the Participant’s Separation from Service, or such later payment or commencement date as applied to such Participant’s Cash Balance Restoration Plan Benefit (determined immediately prior to such Participant’s Transfer Date).  The amount of the Participant’s lump sum distribution with respect to his Cash Balance Restoration Benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the actuarial factors specified in the Basic Pension Plan.

(i)
In the event the Participant’s Cash Balance Restoration Benefit shall be made in an annuity form of payment, the payment of Participant’s Cash Balance Restoration Benefit will be made under any of the following annuity options:  (A) a straight life annuity, (B) a joint and 50% survivor annuity, and (C) a joint and 100% survivor annuity.  The amount of such optional annuity benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the interest and mortality factors specified in the Basic Pension Plan.

(ii)
Except as provided in subsection (d), such Participant may not change the form and time of payment of such Participant’s Cash Balance Restoration Benefit under this Plan on or after such Participant’s Transfer Date.

(iii)
A lump sum payment under this subsection (c) shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service, or such later payment date as applied to such Participant’s Cash Balance Restoration Plan Benefit (determined immediately prior to such Participant’s Transfer Date).  An annuity under this subsection (c) shall be paid monthly, beginning on the last day of the month of the Participant’s Separation from Service, or such later payment date as applied to such Participant’s Cash Balance Restoration Plan Benefit (determined immediately prior to such Participant’s Transfer Date) and shall continue to be paid monthly during the life of the Participant and the life of the Participant’s designated beneficiary, if any (if such beneficiary survives the Participant).  In all cases, the monthly benefit shall equal the annual benefit divided by 12.

(iv)
In the event that such Participant was not a participant in the Cash Balance Restoration Plan immediately prior to such Participant’s Transfer Date, such Participant’s Cash Balance Restoration Benefit under this Plan shall be made in a lump sum form of payment upon the Participant’s Separation from Service.

(d)	Changes in Distribution Option for other Participants

A Participant described in subsection (c) may elect to change the form of the payment of such Participant’s Cash Balance Restoration Benefit under this Plan on or after the Participant’s Transfer Date, as follows:

(i)
The Participant may elect, in writing, to change the form of  payment of such Participant’s Cash Balance Restoration Benefit to any of the following options:  (A) a lump sum, (B) a straight life annuity, (C) a joint and 50% survivor annuity, and (D) a joint and 100% survivor annuity.  The amount of such optional benefit under this Plan shall be computed as specified in Section 4.2 of this Plan using the interest and mortality factors specified in the Basic Pension Plan.  The Participant’s election shall be subject to paragraphs (ii), (iii), (iv), (v), (vi) and (vii).  Except as provided in paragraph (vi), the Participant’s election under this paragraph (i) shall be irrevocable.  The joint and survivor annuity is only available under subparagraph (C) or (D) if the Participant designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Pension Plan as part of the Participant’s election.  If the spouse, or beneficiary dies before the Participant’s Separation from Service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity; provided, that the straight life annuity is actuarially equivalent, applying reasonable actuarial methods and assumptions, to the joint and survivor annuity in effect prior to such cancellation, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(ii)	The Participant’s election under paragraph (i) must be made prior to the Participant’s Separation from Service.

(iii)
If the Participant’s form of payment, as in effect at the time of the election under paragraph (i), is an annuity, such Participant’s election under paragraph (i)(B), (C) or (D) (an election of an alternative annuity form of payment) shall be effective immediately and paragraph (v) shall not apply to such Participant’s election; provided, that the alternative annuity form of payment elected by the Participant is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(iv)
Except as provided in paragraph (iii), the Participant’s election under paragraph (i) shall not take effect until 12 months after the date his or her election is made in accordance with Treasury Regulation Section 1.409A-2(b)(1)(i).  If the Participant has a Separation from Service before the election under paragraph (i) becomes effective, the election under paragraph (i) shall terminate and the Participant’s benefit shall be paid in the form of payment as in effect at the time of the election under paragraph (i).

(v)
Except as provided in paragraph (iii), in the event the Participant’s election under paragraph (i) becomes effective, the payment of such Participant’s benefit under the option be deferred for a period of five years from the date such payment would otherwise have been paid (or, in the case of a life annuity treated as a single payment, five years from the date the first amount was scheduled to be paid), in accordance with Treasury Regulation Section 1.409A-2(b)(1)(ii).

(vi)
The Participant may elect to change an annuity form of payment elected under paragraph (i) to another annuity form of payment specified under paragraph (i)(B), (C) or (D), and such election shall be effective immediately; provided, that such change is made prior to the commencement date of the payment of benefits under this Plan; and, provided, further, that the annuity form of payment is actuarially equivalent applying reasonable actuarial methods and assumptions to the annuity form of payment, as in effect at the time of the election, as determined under Treasury Regulation Section 1.409A-2(b)(2)(ii).

(vii)	Any change in a Participant’s form of payment under this subsection (d) shall be made in accordance with Treasury Regulation Section 1.409A-2(b).

(e)	Death Benefits

If a Participant dies on or after the Participant’s Transfer Date and prior to the commencement of  the payment of such Participant’s Cash Balance Restoration Benefit under this Plan on or after his or her Separation from Service (or, in the case of a Participant described in subsection (a), the Participant dies on or after the Participant’s Transfer Date and prior to the commencement of the payment of such Participant’s Pre-Section 409A Cash Balance Restoration Death Benefit (if any), under this Plan on or after such Participant’s Cash Balance Restoration Benefit Retirement Date or Cash Balance Restoration Benefit Termination), the payment of death benefits to such Participant’s beneficiary(ies) shall be made in accordance with this subsection (e).

(i)
The death benefits payable to such Participant’s beneficiary(ies) under this subsection (e) shall be computed as specified in Section 4.2 of this Plan using the actuarial factors specified in the Basic Pension Plan.

(ii)
The death benefits payable to such Participant’s beneficiary(ies) under this subsection (e) shall be in lieu of any benefits that would have been payable under the other provisions of this Section 4.3, if such Participant had survived until the date of commencement of benefits.

(iii)
The death benefits payable to such Participant’s beneficiary(ies) under this subsection (e) shall be payable in a lump sum payment on such date as is determined by Sempra Energy during the thirty (30) day period commencing upon such Participant’s death; provided, however, that, in the case of a Participant described in subsection (a), such Participant’s Pre-Section 409A Cash Balance Restoration Death Benefit (if any) shall be paid in the same payment form and at the same time as the payment of pre-commencement death benefits on behalf of such Participant under the Basic Pension Plan and such Participant’s Post-Section 409A Cash Balance Restoration Death Benefit shall be payable in a lump sum on such date as is determined by Sempra Energy during the thirty (30) day period commencing upon such Participant’s death.

(iv)	For purposes of this subsection (e),

(A)
in the case of a Participant described in subsection (a), such Participant’s “Pre-Section 409A Cash Balance Restoration Death Benefit” means the portion of the death benefits payable to such Participant’s beneficiary(ies) under this subsection (e), if any, to which such Participant had a legal binding right, and which was earned and vested, as of December 31, 2004, determined in accordance with Section 409A of the Code and Treasury Regulation Section 1.409A-6.  Such Participant’s “Pre-Section 409A Cash Balance Restoration Death Benefit” shall be determined by the terms of the Cash Balance Restoration Plan and the Basic Pension Plan, as in effect as of October 3, 2004 and in a manner consistent with paragraph (E)(i) and Treasury Regulation Section 1.409A-6(a)(3)(i), and

(B)
in the case of a Participant described in subsection (a), such Participant’s “Post-Section 409A Cash Balance Restoration Death Benefit” means the death benefit payable to such Participant’s beneficiary(ies) under this subsection (e), less such Participant’s Pre-Section 409A Cash Balance Restoration Death Benefit.

(f)	Mandatory Distribution

Notwithstanding Section 3 and subsections (a), (b), (c), (d) and (e), if the actuarial value of a Participant’s benefit under this Plan as of the date of the Participant’s Separation from Service is less than $10,000, the benefit shall be distributed in a lump sum upon the Participant’s Separation from Service in accordance with Treasury Regulation Section 1.409A-3(j)(4)(v).  Such lump sum payment shall be paid on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s Separation from Service.  Such lump sum payment shall be made only if such payment satisfies the requirement of Treasury Regulation Section 1.409A-3(j)(4)(v)(A).

(g)	Distributions to Specified Employees

Notwithstanding the foregoing, in the case of a Participant who is a Specified Employee on the date of such Participant’s Separation from Service, the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit to such Participant shall not be made before the date which is six months after the date of such Participant’s Separation from Service (or, if earlier, the date such Participant’s death) in accordance with Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.  Any payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit to which such Participant otherwise would have been entitled during the first six months following the date of such Participant’s Separation from Service shall be accumulated (with interest at the annual rate of interest on 30-year Treasury securities for the November next preceding the first day of the calendar year in which such Participant’s Separation from Service occurs) and paid on the first day of the seventh month following the date of such Participant’s Separation from Service (or, if earlier, the date of such Participant’s death) in accordance with Section 409A(a)(2)(B)(i) and the Treasury Regulations thereunder.

(h)	Prohibition on Acceleration of Distributions

The time or schedule of payment of any payment of a Participant’s Post-Section 409A Cash Balance Restoration Benefit under the Plan shall not be subject to acceleration, except as provided under Treasury Regulations promulgated in accordance with Section 409A(a)(3) of the Code.

(i)	Conformance of Time and Form of Payment under Section 3

(i)
The payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit to such Participant under Section 3 shall be made or commence on the date of the payment or commencement of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan, and the form of payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit shall be the same as the form of payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Section 4.

(ii)
In the event that a Participant elects to change the form of the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan, such Participant shall be deemed to have elected to change the form of the payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit to the form of the payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Plan.  Any such election shall be subject to the provisions of subsection (b) or (d), as applicable, and the provisions of Section 3 and, in any event, the time and form of payment of such Participant’s Post-Section 409A Supplemental Retirement Benefit shall be the same as the time and form of payment of such Participant’s Post-Section 409A Cash Balance Restoration Benefit under this Section 4.

SECTION 5

SUPPLEMENTAL PRERETIREMENT SPOUSE'S DEATH BENEFITS

5.1           Benefit

The Spouse's Death Benefit that will be paid to a Surviving Spouse of a Participant who dies prior to having a Separation from Service prior to his Retirement Date is a lump sum payment  based on the Actuarial Value of an annuity equal to (a) minus (b) when:

(a)	is 100% of the Participant’s accrued benefit calculated in accordance with 3.1(a). If the Participant is under age 55 at the time of death, the age 55 early retirement factor shall be used, and

(b)	is the Surviving Spouse's Preretirement Spouse's Benefit.

5.2           Form of Benefit

The Spouse’s Death Benefit shall be paid in the form of a lump sum payment on such date as is determined by Sempra Energy within thirty (30) days following the Participant’s death.

SECTION 6

SUPPLEMENTAL DISABILITY BENEFITS

6.1           Amount

The annual Supplemental Disability Benefit payable to a Participant is equal to (a) minus (b) when (a) is 60% multiplied by the total of the Participant's Average Bonus and annual rate of Earnings in effect on the day immediately preceding the day the Participant becomes eligible, and (b) is the sum of

(i)	the Participant's Basic Disability Plan Benefit, and any other Company provided disability plan, plus

(ii)	the Participant’s Voluntary Disability Benefit, plus

(iii)
the amount of benefits for which the Participant is eligible under the provisions of any federal or state law providing payments on account of disability, as these payments are defined in the Basic Disability Plan, during the period of eligibility for a Supplemental Disability Benefit.  If (a) minus (b) results in zero or less, then no Supplemental Disability Benefit is payable.  If the Basic Disability Plan Benefit increases under the Basic Disability Plan, or the Voluntary Disability Benefit increases, the Supplemental Disability Benefit will be decreased by the same amount.

The Supplemental Disability Benefit is intended to constitute a disability pay benefit that is exempt from Section 409A of the Code pursuant to Treasury Regulation Section 1.409A-1(a)(5).

6.2	Payment

Eligibility for a Supplemental Disability Benefit is determined by the Committee.  The Supplemental Disability Benefit will be paid monthly. The last Supplemental Disability Benefit will be paid to the Participant at the earliest of (i) when the Committee deems that the Participant is no longer disabled, (ii) when Participant starts receiving a Supplemental Retirement Benefit, or (iii) when the Participant attains age 65.

SECTION 7

ADMINISTRATION

7.1           Authority of Committee

This Plan shall be administered by the Committee. Subject to the express provisions of this Plan, the Committee shall have full and final authority to interpret this Plan, to prescribe, amend and rescind rules, regulations and guides relating to the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan.  The Committee may delegate certain responsibilities in the administration of the Plan.  All decisions and determinations by the Committee shall be final and binding upon all parties.

7.2           Calculation of Benefits

Any and all payments to be made under this Plan and all Actuarial Equivalents shall be calculated by the Company's regularly employed independent actuaries, and their determinations shall be final and binding on all parties.

SECTION 8

MISCELLANEOUS

8.1           Amendment, Termination or Removal of Participant

(a)
The Committee may, in its sole discretion, terminate, suspend, or amend this Plan at any time, in whole or in part.  However, no termination, amendment or suspension of the Plan will affect a retired or disabled Participant's right or the right of a Surviving Spouse to continue receiving a benefit in accordance with this Plan as in effect on the date such Participant or Surviving Spouse began to receive a benefit under this Plan.  Furthermore, if a Participant then qualifies for Retirement under Section 1.29, such termination, amendment or suspension of the Plan will not affect such Participant’s right or the right of such Participant’s Surviving Spouse to receive the Supplemental Retirement Benefit or the Spouse’s Supplemental Retirement Benefit to which he or she would have been entitled if such Participant’s Retirement Date had occurred immediately prior to such termination, amendment or suspension, as determined in accordance with this Plan as in effect immediately prior to such termination, amendment or suspension.  Furthermore, if the Committee shall amend or terminate this Plan, the Company shall be liable for any benefits accrued under Section 4 of this Plan as of the date of such amendment or termination determined on the basis of each Participant’s presumed termination of employment as of such date.

(b)
The Committee may, in its sole discretion, remove an executive as a Participant in this Plan due to changed job responsibilities or other changed circumstances as long as no benefits are then being paid to the Participant under this Plan.  However, if a Participant then qualifies for Retirement under Section 1.29, such removal will not affect such Participant’s right or the right of such Participant’s Surviving Spouse to receive the Supplemental Retirement Benefit or the Spouse’s Supplemental Retirement to which he or she would have been entitled if such Participant’s Retirement Date had occurred immediately prior to such removal, as determined in accordance with this Plan as in effect immediately prior to such removal.

8.2	No Employment Right

Nothing contained herein will confer upon any Participant the right to be retained in Employment, nor will it interfere with the right of his Employer to discharge or otherwise deal with the Participant without regard to the existence of this Plan.

8.3           Funding

This Plan is unfunded, and the Employer will make Plan Benefit Payments solely on a current disbursement basis.  Participants and their Beneficiaries shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Employer, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors.

8.4           Allocation of Costs

Amounts accrued as expenses under this Plan, and the cost of any life insurance policies purchased to fund for benefits payable under this Plan, shall be allocated to Employers whose employees are Participants in this Plan.

SECTION 9

BENEFITS DEFERRED UNDER DEFERRED COMPENSATION PLAN

Notwithstanding any other provision of the Plan, if a Participant has elected to defer the Participant’s “SERP Lump Sum” as defined in the Deferred Compensation Plan, pursuant to the terms of the Sempra Energy Deferred Compensation Plan, no retirement benefits shall be payable under this Plan to the Participant, to the Participant’s Surviving Spouse or to any other person effective immediately at and after the SERP Lump Sum has been credited to the Participant’s account under the Sempra Energy Deferred Compensation Plan.

SECTION 10

SECTION 409A OF THE CODE

10.1
This Plan shall be interpreted, construed and administered in a manner that satisfies the requirements of Sections 409A(a)(2), (3) and (4) of the Code and the Treasury Regulations thereunder (subject to the transitional relief under Internal Revenue Service Notice 2005-1, the Proposed Regulations under Section 409A of the Code, Internal Revenue Service Notices 2006-79 and  2007-86 and other applicable authority issued by the Internal Revenue Service).  As provided in Internal Revenue Service Notices 2006-79 and 2007-86, notwithstanding any other provision of this Plan, with respect to an election or amendment to change a time and form of payment under the Plan made on or after January 1, 2006 and on or before December 31, 2006, the election or amendment shall apply only to amounts that would not otherwise be payable in 2006 and shall not cause an amount to be paid in 2006 that would not otherwise be payable in 2006; and, with respect to an election or amendment to change a time and form of payment under this Plan made on or after January 1, 2007 and on or before December 31, 2007, the election or amendment may apply only to amounts that would not otherwise be payable in 2007 and may not cause an amount to be paid in 2007 that would not otherwise be payable in 2007; and, with respect to an election or amendment to change a time and form of payment under this Plan made on or after January 1, 2008 and on or before December 31, 2008, the election or amendment may apply only to amounts that would not otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would not otherwise be payable in 2008.  If Sempra Energy determines that any deferred compensation amounts under this Plan subject to Section 409A of the Code do not comply with Sections 409A(a)(2), (3) and (4) of the Code, the Treasury Regulations thereunder and other applicable authority issued by the Internal Revenue Service, Sempra Energy may amend this Plan, or take such other actions as Sempra Energy deems reasonably necessary or appropriate, to ensure that such amounts comply with the requirements of Section 409A of the Code, the Treasury Regulations thereunder and other applicable authority issued by the Internal Revenue Service.  In the case of any deferred compensation amounts under this Plan that are subject to Section 409A of the Code, if any provision of the Plan would cause such amounts to fail to so comply, such provision shall be deemed amended, or shall not be effective and shall be null and void, to the extent necessary to cause such amounts to comply with Section 409A(a)(2), (3) and (4) of the Code, the Treasury Regulations thereunder and other applicable authority issued by the Internal Revenue Service.

10.2
The Plan provides that benefits under the Plan are determined after an offset of the benefits provided under the Basic Pension Plan (which is a qualified employer plan, as defined in Treasury Regulation Section 1.409A-1(a)(2)).  Accordingly, the Plan is intended to be a nonqualified deferred compensation plan subject to Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5).  Any amendment of the Basic Pension Plan shall be taken into account under this Plan only to the extent permitted under Treasury Regulation Sections 1.409A-2(a)(9) and 1.409A-3(j)(5).  Any reference to the interest and mortality factors (or actuarial methods and assumptions) specified in the Basic Pension Plan shall mean the applicable interest and mortality factors (or actuarial methods or assumptions) specified under the terms of the Basic Pension Plan, determined based on the terms in effect on December 31, 2008.

SECTION 11

CLAIMS PROCEDURE

11.1           Claim

A Participant, beneficiary or other person who believes that he is being denied a benefit to which he is entitled under this Plan (hereinafter referred to as “Claimant”) may file a written request for such benefit with the Compensation Committee, setting forth his claim.  The request must be addressed to the Compensation Committee at Sempra Energy at its then principal place of business.  The claims procedure of this Section shall be applied in accordance with Section 503 of ERISA and Department of Labor Regulation Section 2560.503-1.  A Participant, beneficiary or other person may assert a claim, or request review of the denial of a claim, through such Participant’s, beneficiary’s or person’s authorized representative, provided that such Participant, beneficiary or person has submitted a written notice evidencing the authority of such representative to the Compensation Committee.

A Claimant or his duly authorized representative shall submit his claim under the Plan in writing to the Compensation Committee.  The Claimant may include documents, records or other information relating to the claim for review by the Compensation Committee in connection with such claim.

11.2           Claim Decision

The Compensation Committee shall review the Claimant’s claim (including any documents, records or other information submitted with such claim) and determine whether such claim shall be approved or denied in accordance with the Plan.

Upon receipt of a claim, the Compensation Committee shall advise the Claimant that a claim decision shall be forthcoming within 90 days and shall, in fact, deliver such claim decision within such period.  The Compensation Committee may, however, extend the claim decision period for an additional 90 days for special circumstances.  If the Compensation Committee extends the claim decision period, the Compensation Committee shall provide the Claimant with written notice of such extension prior to the end of the initial 90 day period.  The extension notice shall indicate the special circumstances requiring the extension of time and the date by which the Compensation Committee expects to render a claim decision.

If the claim is denied in whole or in part, the Compensation Committee shall inform the Claimant in writing, using language calculated to be understood by the Claimant, setting forth: (i) the specified reason or reasons for such denial; (ii) references to the specific provisions of this Plan on which such denial is based; (iii) a description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or such information is necessary; and (iv) a description of the Plan’s procedures for review and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following a denial of the review of the denial of the claim.

The Claimant may request a review of any denial of the claim in writing to the Compensation Committee within 60 days after receipt of the Compensation Committee’s notice of denial of claim.  The Claimant’s failure to appeal the denial of the claim by the Compensation Committee in writing within the 60 day period shall render the Compensation Committee’s determination final, binding, and conclusive.

11.3           Request for Review

With 60 days after the receipt by the Claimant of the denial of the claim described above, the Claimant may request in writing a review the determination of the Compensation Committee.  Such review shall be completed by the Compensation Committee.  Such request must be addressed to the Compensation Committee of Sempra Energy, at its then principal place of business.

The Claimant shall be afforded the opportunity to submit written comments, documents, records, and other information relating to the claim, and the Claimant shall be provided, upon request and free of charge, reasonable access to all documents, records, and other information relevant to the Claimant’s claim.  A document, record or other information shall be considered “relevant” to the claim, as provided in Department of Labor Regulation Section 2560.503-1(m)(8).  The review by the Compensation Committee shall take into account all comments, documents, records, and other information submitted by the Claimant, without regard to whether such information was submitted or considered in the Compensation Committee’s initial determination with respect to the claim.

The Compensation Committee shall advise the Claimant in writing of the Compensation Committee’s determination of the review within 60 days of the Claimant’s written request for review, unless special circumstances (such as a hearing) would make the rendering of a determination within the 60 day period infeasible, but in no event shall the Compensation Committee render a determination regarding the denial of a claim later than 120 days after its receipt of a request for review.  If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the date the extension period commences.  The extension notice shall indicate the special circumstances requiring the extension of time and the date by which the Compensation Committee expects to render a review decision.

11.4           Review of Decision

The Compensation Committee shall inform the Claimant in writing, in a manner calculated to be understood by the Claimant, the decision on the review of the denial of the claim, setting forth:  (i) the specific reasons for the decision, (ii) if the claim is denied, reference to the specific Plan provisions on which the denial of the claim is based; (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant’s claim (and a document, record or other information shall be considered “relevant” to the benefits claim, as provided in Department of Labor Regulation Section 2560.503-1(m)(8)); and (iv) a statement describing Claimant’s right to bring an action under Section 502(a) of ERISA.

SECTION 12

MISCELLANEOUS

12.1           Unsecured General Creditor

Participants and their beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company.  No assets of the Company shall be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan.  Any and all of the Company’s assets shall be, and remain, the general unpledged, unrestricted assets of the Company.  The Company’s obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors.  It is the intention of the Company that this Plan be unfunded for purposes of the Code and Title I of ERISA.

12.2           Restriction Against Assignment

The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or entity.  No right, title or interest in the Plan or in any account may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.  No right, title or interest in the Plan or in any benefit under the Plan shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Notwithstanding the provisions of this subsection (B), a Participant’s benefit may be transferred pursuant to a domestic relations order that constitutes a “qualified domestic relations order” as defined by the Code or Title I of ERISA.

12.3           Withholding

There shall be deducted from each payment made under the Plan payable to the Participant (or beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan.  The Company shall have the right to reduce any payment (or compensation) by the amount of such of cash sufficient to provide the amount of said taxes.

12.4           Governing Law

This Plan shall be construed, governed and administered in accordance with the ERISA.

12.5           Receipt of Release

Any payment to a Participant or the Participant’s beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Compensation Committee and the Company.  The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect prior to the payment date specified under the Plan.

12.6           Payments on Behalf of Persons Under Incapacity

In the event that any amount becomes payable under the Plan to a person who, in the sole judgment of the Compensation Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Compensation Committee may direct that such payment be made to any person found by the Compensation Committee, in its sole judgment, to have assumed the care of such person.  Any payment made pursuant to such termination shall constitute a full release and discharge of the Compensation Committee and the Company.

12.7           Notice

Any notice or filing required or permitted to be given to the Compensation Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the General Counsel and Secretary of Sempra Energy.  Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

12.8           Errors and Misstatements

In the event of any misstatement or omission of fact by a Participant to the Compensation Committee or any clerical error resulting in payment of benefits in an incorrect amount, the Compensation Committee shall promptly cause the amount of future payments to be corrected upon discovery of the facts and shall pay or, if applicable, cause the Plan to pay, the Participant or any other person entitled to payment under the Plan any underpayment in a lump sum or to recoup any overpayment from future payments to the Participant or any other person entitled to payment under the Plan in such amounts as the Compensation Committee shall direct or to proceed against the Participant or any other person entitled to payment under the Plan for recovery of any such overpayment

12.9           Pronouns and Plurality

The masculine pronoun shall include the feminine pronoun, and the singular the plural where the context so indicates.

12.10           Severability

In the event that any provision of the Plan shall be declared unenforceable or invalid for any reason, such unenforceability or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if such unenforceable or invalid provision had never been included herein.

12.11           Headings

Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

Executed at San Diego, California this 8th day of June, 2009.

SEMPRA ENERGY

By:

Title:           Sr. Vice President, Human Resources

Date:           June 8, 2009

APPENDIX A

EARLY RETIREMENT REDUCTION FACTOR

Age                                           Early Retirement Factor*

62 and later                                                      100%

61                                                      97

60                                                      94

59                                                      90

58                                                      86

57                                                      82

56                                                      78

55                                                      74

*Reduction factors vary by age and months.

APPENDIX B

GRANDFATHER BENEFIT

Current Participants in the Prior Plans are permanently grandfathered under the Prior Plan provisions if the benefit is greater.